                     STOCK PURCHASE AND INDEMNITY AGREEMENT

                                  by and among

                     WHITE MOUNTAINS INSURANCE GROUP, LTD.,

                     WHITE MOUNTAINS HOLDINGS (BARBADOS) SRL

                                       and

                        DEXIA CREDIT LOCAL DE FRANCE S.A.

                                       for

                     all of the outstanding capital stock of

                         WHITE MOUNTAINS HOLDINGS, INC.

                                       and

           indirectly for certain of the outstanding capital stock of

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                   dated as of

                                 March 14, 2000

                  STOCK PURCHASE AND INDEMNITY AGREEMENT (the "AGREEMENT"), dated as of March 14, 2000, by and among WHITE MOUNTAINS INSURANCE GROUP, LTD., a corporation organized under the laws of Bermuda ("WHITE MOUNTAINS"), WHITE MOUNTAINS HOLDINGS (BARBADOS) SRL, a society with restricted liability organized under the laws of Barbados ("SUB 1") (each a "SELLER" and, collectively, the "SELLERS"), and DEXIA CREDIT LOCAL DE FRANCE S.A., a corporation organized under the laws of France ("CLF") (each a "PARTY" and, collectively, the "PARTIES").

                  IN CONSIDERATION of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  SECTION 1.1 CERTAIN DEFINITIONS. The following terms are used in this Agreement with the meanings set forth below and other terms are later defined:

                  "BERKSHIRE HATHAWAY STOCK" has the meaning given to it in
Section 2.3(c).

                  "EFFECTIVE DATE" has the meaning given to it in the Merger Agreement.

                  "EFFECTIVE TIME" has the meaning given to it in the Merger Agreement.

                  "FSA" means Financial Security Assurance Holdings Ltd., a New York corporation.

                  "FSA COMMON STOCK" has the meaning given to it in the definition of FSA Shares.

                  "FSA SHARES" means 6,020,807 of issued and outstanding shares of common stock of FSA, par value $0.01 per share (the "FSA COMMON STOCK"), and 2,000,000 of issued and outstanding shares of Series A Convertible Redeemable Preferred Stock of FSA, par value $0.01 per share (the "FSA PREFERRED STOCK"), subject in each case to adjustment to reflect the conversion of any shares of FSA Preferred Stock into shares of FSA Common Stock. Any shares received pursuant to such conversion shall be FSA Shares.

                  "FSA PREFERRED STOCK" has the meaning given to it in the definition of FSA Shares.

                  "GOVERNMENTAL AUTHORIZATION" means any approval, franchise, certificates of authority, order, consent, judgment, decree, license, permit, waiver or other authorization issued, granted given or otherwise made available under the authority of any Governmental Entity (as defined in Section 3.4) or pursuant to any Law (as defined in Section 3.2(d)).

                  "HOLDINGS" means White Mountains Holdings, Inc, a Delaware corporation, all of the issued and capital stock of which comprises the Holdings Shares.

                  "HOLDINGS SHARES" means all of the issued and outstanding shares of capital stock of Holdings, comprising common stock, par value $1.00 per share.

                  "LLC TRANSACTIONS" means (1) the contribution by Sub 1 to Holdings of the Services Shares, (2) pursuant to Section 266 of the Delaware General Corporation Law, the conversion of Services into a Delaware limited liability company, (3) the distribution by Services to Holdings (the sole member of Services) of the FSA Shares and (4) the transfer by Holdings to a wholly owned subsidiary of White Mountains that is not owned, directly or indirectly, by Holdings of all the membership interests in Services.

                  "MAJORITY SERVICES SHARES" means all of the issued and outstanding shares of common stock of Services, par value $0.01 per share, owned by Holdings as at the date of this Agreement, which shares comprise all of the issued and outstanding shares of capital stock of Services (except for the Services Shares).

                  "MATERIAL ADVERSE EFFECT" means, with respect to White Mountains, Sub 1, Services or Holdings, as the case may be, any effect that (a) is material and adverse to the financial position, results of operations (if any) or business of White Mountains and its Subsidiaries taken as a whole, or
(b) would materially impair the ability of White Mountains or Sub 1 to perform its obligations under this Agreement or the ability of White Mountains, Sub 1, Services or Holdings to consummate the transactions contemplated herein.

                  "MERGER" has the meaning given to it in the Merger Agreement.

                  "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of March 14, 2000 by and among Dexia S.A., Dexia Credit Local de France S.A., PAJY, Inc. and FSA, as it may be amended from time to time.

                  "MERGER CONSIDERATION" has the meaning given to it in the Merger Agreement.

                  "PERSON" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, Governmental Entity (as defined in Section 3.4), joint venture, estate, trust, association, organization or other entity of any kind or nature.

                  "PRE-CLOSING BALANCE SHEET" means a balance sheet of Services dated as of the last day of the month of the month immediately preceding the month in which the Closing occurs prepared in accordance with U.S. generally accepted accounting principles.

                  "PRE-CLOSING TAX PERIOD" means any taxable year or period that ends on or before the Effective Date and, with respect to any taxable year or period beginning before and ending after the Effective Date, the portion of such taxable year or period ending on and including the Effective Date. For this purpose, the Taxes of Holdings for the portion of the taxable year or period ending on, and for the portion of a taxable year or period beginning after, the Effective Date shall be determined by assuming that Holdings had a taxable year or period which ended at the close of the Effective Date, except that exemptions, allowances or deductions that are calculated on an annual basis (such as the deduction for depreciation) shall be apportioned on a time basis.

                  "QUARTER DATE" shall mean each successive three month anniversary date of the Effective Date occurring after the thirteenth month after the Effective Date and prior to the eight and a half year anniversary of the Effective Date.

                  "RELATED PERSON" means, with respect to any Person, (a) any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, (b) each Person that serves as a director, officer, partner, executor, trustee or agent of such Person (or in any other similar capacity), or (c) any Person with respect to which such Person serves as a general partner or trustee (or in any other similar capacity).

                  "REPRESENTATIVES" means, with regard to any Person, such Person's directors, officers, employees, legal or financial advisors or any representatives of such legal or financial advisors.

                  "REPURCHASE SECURITIES" means all Repurchase Shares, all U.S. Treasury obligations sold to CLF by Sub 1 pursuant to Section 2.3 hereof and any securities obtained by CLF pursuant to Section 2.3 hereof.

                  "REPURCHASE SHARES" shall mean all shares of Berkshire Hathaway Stock sold to CLF by Sub 1 pursuant to Section 2.3 hereof (whether pursuant to Section 2.3(c)(i) or 2.3(c)(vii)).

                  "SECURITY PURCHASE PRICE" shall mean as of any date (i) with respect to shares of Berkshire Hathaway Stock (A) purchased and sold pursuant to
Section 2.3(c)(i), the "ORIGINAL PRICE PER SHARE" (as defined in Section 2.3(c)(i)), and (B) purchased and sold pursuant to Section 2.3(c)(vii), the "ADJUSTED PRICE PER SHARE" (as defined in Section 2.3(c)(vii)) and (ii) with respect to any U.S. treasury obligations, the principal amount thereof.

                  "SEMI-ANNUAL DATE" shall mean each six month anniversary of the Effective Date.

                  "SERVICES" means White Mountains Services Corporation, a Delaware corporation, all of the issued and outstanding capital stock of which comprises common stock.

                  "SERVICES SHARES" means all of the issued and outstanding shares of common stock of Services, par value $0.01 per share, owned beneficially by White Mountains.

                  "SUB 1 SHARES" means all of the issued and outstanding common quotas of Sub 1.

                  "SUBSIDIARY" has the meaning given to it in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission.

                  "TAXES" has the meaning given to it in Section 3.9(n).

                  "U.S. DOLLAR" OR "$" means the lawful currency of the United States of America.

                  SECTION 1.2 MERGER AGREEMENT DEFINITIONS. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

                  SECTION 2.1 SALE AND PURCHASE OF HOLDINGS SHARES.

                  (a) SALE AND PURCHASE OF HOLDINGS SHARES. Upon the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants, agreements, undertakings and obligations contained herein, immediately prior to the Merger on the Effective Date, White Mountains shall cause Sub 1 to sell to CLF, and Sub 1 shall sell to CLF, and CLF shall purchase from Sub 1, all of the Holdings Shares, free and clear of any and all Liens, for the consideration specified in this Article II. For purposes of this Agreement, the term "LIENS" shall mean any charges, claims, community property interests, covenants, encumbrances, equitable interests, exceptions, liens, mortgages, options, pledges, reservations, rights of first refusal, security interests, statutory liens, warrants, or restrictions of any kind, including any restrictions on voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         SECTION 2.2 PURCHASE PRICE.

                  (a) PURCHASE PRICE FOR HOLDINGS SHARES. The purchase price for the Holdings Shares shall be an amount in cash in U.S. dollars equal to the sum of (i) the product of (A) the number of shares of FSA Common Stock included in the FSA Shares and being sold hereunder and (B) the per share Merger Consideration and (ii) the product of (A) the number of shares of FSA Preferred Stock included in the FSA Shares and being sold hereunder and (B) the per share Preferred Merger Consideration (as defined in the Merger Agreement) (the "PURCHASE PRICE"). The Purchase Price shall be paid in accordance with Section
2.3 hereof.

                  SECTION 2.3 PAYMENT OF PURCHASE PRICE, HOLDBACK AMOUNT AND REPURCHASE SHARES.

                  (a) On the Effective Date and subject to the terms and conditions set forth in this Agreement, in reliance on the representations, warranties, covenants and agreements of the Parties contained herein and in consideration of the sale, assignment, transfer and delivery of the Holdings Shares to CLF, CLF shall pay the Purchase Price (less the Holdback Amount (as defined in Section 2.3(b)(i)) for the Holdings Shares to White Mountains (for Sub 1's account in respect of the Holdings Shares) by wire transfer of immediately available funds to an account or accounts designated by White Mountains.

                  (b)      HOLDBACK AMOUNT.

                           (i) Notwithstanding anything to the contrary
contained herein, CLF shall withhold an amount equal to $50,000,000 plus, if the increase in the liabilities of Services from December 31, 1999 ($42,200,000) to the date of the Pre-Closing Balance Sheet is greater than $2,000,000, an additional amount equal to such increase, from the Purchase Price payable on the Effective Date (as it may be reduced pursuant to Section 2.3, the "HOLDBACK AMOUNT").

                           (ii) Except as set forth in Section 2.3(d), on each
date on which Sub 1 repurchases Repurchase Securities pursuant to clauses (ii),
(iii) and (iv) of Section 2.3(c), CLF shall pay to Sub 1 an amount equal to the aggregate Security Purchase Price paid for all Repurchase Securities being repurchased on such date less an amount attributable to the Security Purchase Price paid for Repurchase Securities sold by CLF pursuant to Section 2.3(d) and deemed sold pursuant to Section 2.3(c) and less any reductions in the Holdback Amount pursuant to Section 2.3(d) not previously reduced against such a payment and the Holdback Amount shall be reduced by such amount.

                  (c)      SECURITY PURCHASES.

                           (i) At the Effective Time, Sub 1 shall sell to CLF,
and CLF shall purchase for an amount equal to the Holdback Amount from Sub 1, a number of Class A shares of common stock (the "BERKSHIRE HATHAWAY STOCK") of Berkshire Hathaway Inc. ("BERKSHIRE HATHAWAY"), equal to the Holdback Amount divided by the average closing price per share of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the second day prior to the Effective Date (the "ORIGINAL PRICE PER SHARE"), and Sub 1 shall, at the Effective Time and to effectuate the foregoing purchase and sale, deliver and transfer to CLF a certificate or certificates evidencing the Berkshire Hathaway Stock duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, with all signatures guaranteed and with any requisite stock transfer tax stamps properly affixed thereto. Such stock shall not be subject to any restrictions on transfer except as set forth herein.

                           (ii) On the thirteenth month anniversary of the
Effective Date, Sub 1 shall repurchase from CLF half the number or amount of Repurchase Securities then held by CLF for a per security price equal to the Security Purchase Price.

                           (iii) On each Quarter Date, Sub 1 shall repurchase
from CLF Repurchase Securities in an amount equal to the quotient of half the number of Repurchase Securities then held by CLF divided by the number of Quarter Dates then remaining (including the Quarter Date on which such determination is being made) for a per security price equal to the relevant Security Purchase Price as of such date.

                           (iv) On the eight and a half year anniversary of the
Effective Date, Sub 1 shall repurchase from CLF all Repurchase Securities then held by CLF for a per security price equal to the Security Purchase Price in effect on such date.

                           (v) On each Semi-Annual Date, if the average closing
price of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the sixth business day prior to such Semi-Annual Date is less than 90% of the Security Purchase Price for any Berkshire Hathaway Stock held by CLF pursuant to this Agreement, CLF may, by giving written notice to Sub 1 at least five business days prior to the Semi-Annual Date, require Sub 1 to repurchase all of such shares of Berkshire Hathaway Stock held by CLF for a price per security equal to the Security Purchase Price in effect with respect thereto.

                           (vi) On each Semi-Annual Date, if the average closing
price of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the sixth business day prior to such Semi-Annual Date is greater than 110% of the Security Purchase Price for any Berkshire Hathaway Stock held by CLF pursuant to this Agreement, then Sub 1 may, by giving written notice to CLF at least five business days prior to the Semi-Annual Date, require CLF to sell to Sub 1 all of such shares of Berkshire Hathaway Stock held by CLF for a price per security equal to the Security Purchase Price then in effect with respect thereto.

                           (vii) Simultaneously with any sale and repurchase of
Repurchase Shares pursuant to clause (v) or (vi) above or under Section 2.3(e) and in substitution therefor, Sub 1 shall sell to CLF, and CLF shall purchase from Sub 1, at Sub 1's discretion, either (i) United States treasury obligations with an aggregate principal value equal to the Holdback Amount as of the date of such sale and repurchase (after giving effect to any reduction thereof on the date of such sale and repurchase) or (ii) a number of shares of Berkshire Hathaway Stock equal to the quotient of the Holdback Amount as of the date of such sale and repurchase (after giving effect to any reduction thereof on the date of such sale and repurchase) divided by the average closing price per share (the "ADJUSTED PRICE PER SHARE") of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the second day prior to the date of such sale and repurchase.

                  (d) CLF may, at its option, withhold an amount equal to the amount of any unsatisfied claims (whether or not finally determined) made by CLF against White Mountains or Sub 1, or a Related Person of White Mountains or Sub 1, under this Agreement, from the Holdback Amount on the due date for payment thereof and may satisfy any such claim, in whole or in part as the case may be, from the amount withheld. Additionally, or alternatively, CLF may, at its option, satisfy any such claim by selling on the date such claim becomes payable that number of Repurchase Securities yielding proceeds (after taxes, commissions and all other related transaction expenses) in an amount closest in equivalent value to the amount of such claim. In such case, the Holdback Amount shall be reduced by the Security Purchase Price of the Repurchase Securities so sold, although for purposes of the repurchase provisions herein payments shall be made by Sub 1 as if it were purchasing the Repurchase Securities so sold, if CLF so satisfies any such claim, Sub 1 shall have no right or claims, under this Agreement or otherwise, in respect of the sold Repurchase Securities. If CLF has a substantial reason to believe that there are other similar claims that will be made, CLF may similarly withhold amounts from the Holdback Amount or sell Repurchase Securities. Notwithstanding the foregoing, there shall be no obligation on CLF to satisfy any such claims as are referred to in this Section 2.3(d) first from the Holdback Amount or any Repurchase Securities and in no event shall the Holdback Amount or the value of the Repurchase Securities represent a cap on the amount of any such claim. If CLF withholds any amount pursuant to this Section 2.3(d) and the claim or potential claims which gave rise to such withholding is withdrawn, settled, terminated by final judgment or otherwise determined to be for less than the amount so withheld, CLF shall promptly pay to Sub 1 an amount equal to the difference between the amount so withheld and the actual final amount of the claim.

                  (e) CLF shall pass through to Sub 1 all interest, dividends and distributions paid on the Repurchase Securities. If an extraordinary distribution or dividend is made on the Repurchase Shares, CLF may, by giving written notice to Sub 1 at least five business days prior to the date of payment of such dividend or such distribution, require Sub 1 to repurchase, on the date of payment of such dividend or such distribution, all of the Repurchase Shares then held by CLF for a price per security equal to the relevant Security Purchase Price. Concurrently with such repurchase and in substitution therefor, Sub 1 shall sell to CLF, and CLF shall purchase from Sub 1, new Repurchase Securities as set forth in Section 2.3(c)(vii) hereof. CLF shall vote the Repurchase Shares at each annual or special meeting of Berkshire Hathaway shareholders in person or by proxy as instructed by Sub 1 so long as CLF receives reasonable advance written notice of such instructions. If there shall be a liquidation, merger, consolidation, sale of the assets, or other combination or similar transaction with respect to Berkshire Hathaway such that the Repurchase Shares are no longer outstanding or are not exchanged for outstanding common stock of the acquiring or successor corporation, the proceeds of such transaction shall be distributed to Sub 1 as consideration therefor and Sub 1 and CLF shall enter into a similar repurchase arrangement with respect to such other publicly traded securities as the parties hereto otherwise agree or, if the parties cannot so agree, Sub 1 shall replace such securities with U.S. treasury obligations, and all such securities shall be deemed to be "Repurchase Securities" hereunder.

                  SECTION 2.4 CLOSING. The sale and delivery of the Holdings Shares by White Mountains and Sub 1 and the payment of the Purchase Price (less the Holdback Amount) to White Mountains (the "CLOSING") shall take place on the Effective Date; provided that for the purposes of the Merger and this Agreement, the Closing shall be deemed to be effective immediately before the Effective Time.

                  SECTION 2.5 SUBSTITUTE BUYER. CLF may at any time prior to the Closing substitute as buyer under this Agreement any other Person; provided, however, that such other Person shall be a Subsidiary of CLF and CLF shall remain fully responsible for the obligations set forth herein and, provided further, that CLF shall provide White Mountains with written notice of such substitution.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                   OF SELLERS

                  Except as may be set forth on a schedule delivered by White Mountains to CLF ("DISCLOSURE SCHEDULE") prior to the execution hereof that sets forth, among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations and warranties in Article III or to one or more of the covenants in Article V (the disclosure of any such item in the Disclosure Schedule shall be disclosure for the purposes of only that particular Section of this Agreement identified and not for any other Section), each Seller hereby jointly and severally represents and warrants to CLF as follows:

                  SECTION 3.1 ORGANIZATION AND GOOD STANDING.

                  (a) Each of Holdings, Services, White Mountains and Sub 1 is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to conduct its business as it is now being conducted, to own or use the properties (except for Holdings and Services, which do not own any properties) or assets that it purports to own or use, and to perform all of its respective obligations under this Agreement.

                  (b) White Mountains has made available or delivered to CLF a true, complete and correct copy of the certificate of incorporation and by-laws (or equivalent documents including memorandum and articles of association, a certificate of organization or articles of organization), each as amended to date, of White Mountains,

Sub 1, Services and Holdings (collectively, the "ORGANIZATIONAL DOCUMENTS") . The Organizational Documents so delivered are in full force and effect.

                  SECTION 3.2 CAPITALIZATION AND OWNERSHIP OF SHARES.

                  (a) The authorized capital stock of Holdings consists solely of 200,000 shares of common stock, par value $1.00 per share, of which only 106,552 shares of common stock are issued and outstanding. As of the date hereof, the authorized capital stock of Services consists solely of 5,000,000 shares of common stock, par value $0.01 per share, of which only 3,211,481 shares of common stock are issued and outstanding. All of the issued and outstanding shares of capital stock of Holdings and all of the shares of authorized capital stock of Services referred to in this paragraph (a) have been duly authorized and is validly issued, fully paid and nonassessable.

                  (b) White Mountains is the indirect and beneficial owner of the Sub 1 Shares and (at the date hereof) of the Services Shares, free and clear of all Liens. Sub 1 is the sole record and beneficial owner and holder of the Holdings Shares, free and clear of all Liens. Holdings shall, at the Closing and pursuant solely to the LLC Transactions, be the sole record and beneficial owner and holder of the FSA Shares, free and clear of all Liens and shall not own, directly or indirectly, any shares of capital stock of Services. Services is, at the date hereof, the sole record and beneficial owner and holder of the FSA Shares, free and clear of all Liens. Sub 1 shall, immediately before the transfer and delivery to CLF of the Repurchase Shares or other Repurchase Securities (as the case may be), be the sole record and beneficial owner and holder of the Repurchase Shares or other Repurchase Securities (as the case may be), free and clear of all Liens.

                  (c) There are no shares of capital stock or other securities of Holdings (i) reserved for issuance or (ii) subject to preemptive rights or any outstanding subscrip tions, options, warrants, calls, rights, convertible securities or other agreements or other instruments outstanding or in effect giving any Person the right to acquire any shares of capital stock or other securities of Holdings or any commitments of any character relating to the issued or unissued capital stock or other securities of Holdings. Holdings does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders Holdings on any matter.

                  (d) No legend or other reference to any purported Lien appears upon any certificate representing the Holdings Shares or the FSA shares. The Holdings Shares were not issued in violation of (i) the Securities Act of 1933, as amended (the "SECURITIES ACT"), the securities laws of any state, or any other federal, state, local, municipal, foreign, international, multinational, or other constitution, law, rule, standard, requirement, administrative ruling, order, ordinance, principle of common law, legal doctrine, code, regulation, statute, treaty or process ("LAW") or (ii) any award, decision, injunction, judgment, decree, settlement, order, process, ruling, subpoena or verdict (whether temporary, preliminary or permanent) entered, issued, made or rendered by any court, administrative agency, arbitrator, Governmental Entity (as defined in Section 3.4) or other tribunal of competent jurisdiction ("ORDER").

                  (e) Assuming CLF has the requisite corporate power and authority to be the lawful owner of the Holdings Shares, upon delivery to CLF at the Effective Time of certificates representing the Holdings Shares, duly endorsed by Sub 1 for transfer to CLF, and upon the payment of the Purchase Price (less the Holdback Amount) by CLF to White Mountains, good title in the Holdings Shares shall pass to CLF, free and clear of all Liens, other than those arising from acts of CLF or its affiliates. Assuming CLF has the requisite corporate power and authority to be the lawful owner of the Repurchase Shares or other Repurchase Securities, upon delivery to CLF at the Effective Time of certificates representing the Repurchase Shares or other Repurchase Securities (as the case may be), duly endorsed by White Mountains for transfer to CLF, good title in the Repurchase Shares or Repurchase Securities (as the case may be) shall pass to CLF, free and clear of all Liens, other than those arising from acts of each of CLF or its affiliates and other than from the arrangements set out in Section 2.3. The Repurchase Shares and the Repurchase Securities shall be registered under the Securities Act and shall be freely transferable and tradeable without transfer restrictions of any sort, other than for restrictions on transfer resulting from the circumstances of CLF.

                  SECTION 3.3 AUTHORITY. Each of White Mountains and Sub 1 has the full legal right, requisite power and authority (corporate or otherwise) and has taken all action (including corporate action) necessary in order to execute, deliver and perform fully its obligations under this Agreement and to consummate the transactions contem plated hereby and each of White Mountains, Sub 1, Holdings and Services has such authority to consummate fully the LLC Transactions. This Agreement has been duly executed and delivered by each of White Mountains and Sub 1 and constitutes, assuming the due authorization, execution and delivery of this Agreement by CLF, a valid and binding agreement of each of White Mountains and Sub 1, enforceable against each of White Mountains and Sub 1 in accordance with its terms.

                  SECTION 3.4 CONSENTS AND APPROVALS. Except for the notification and report form required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION") (such filings, the "HSR FILING"), and except as set forth in Schedule 3.4 of the Disclosure Schedule, no notices, reports or other filings are required to be made by White Mountains, Sub 1, Services or Holdings with, nor are any consents, registrations, approvals, declarations, permits, expiration of any applicable waiting periods or authorizations required to be obtained by White Mountains, Sub 1, Services or Holdings from, any foreign, federal, state, local, municipal, county or other governmental, quasi-governmental, administrative or regulatory authority, body, agency, court, tribunal, commission or other similar entity (including any branch, department or official thereof) ("GOVERNMENTAL ENTITY"), in connection with the execution or delivery of this Agreement by White Mountains or Sub 1, the performance by each of White Mountains or Sub 1 of its obligations hereunder and the consummation by White Mountains, Sub 1, Services or Holdings of the transactions contemplated herein (including the LLC Transactions) other than those the failure of which to obtain would not prevent or materially delay the Closing or the consummation of the transactions contemplated herein.

                  SECTION 3.5 NO VIOLATIONS. The execution and delivery of this Agreement by White Mountains or Sub 1 does not, and the performance and consummation of any of the transactions contemplated herein (including the LLC Transactions), shall not with respect to each of White Mountains, Sub 1, Services and Holdings, directly or indirectly (with or without the giving of notice or the lapse of time or both):

                  (a)      violate the Organizational Documents;

                  (b) conflict with or result in a default (or give rise to any right of reimbursement, termination, cancellation, modification or acceleration) under any of the provisions of any contract, note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation ("CONTRACT") to which White Mountains, Sub 1, any of White Mountains' Subsidiaries is a party, or by which White Mountains, Sub 1, any of White Mountains' Subsidiaries or the properties or assets of White Mountains, Sub 1 or any of White Mountains' Subsidiaries may be bound or affected other than any such conflict, breach, default or other occurrence that, individually or in the aggregate, would not have a Material Adverse Effect or would not adversely affect the ability to transfer good title to the Holdings Shares to CLF free and clear of all Liens or the ability to cause Holdings to become the owner with good title of the FSA Shares free and clear of all Liens or result in the creation or imposition of any Lien on the Holdings Shares or FSA Shares or any property or assets owned or used by Holdings.

                  (c) violate any Law (as defined in Section 3.2(d)), Order (as defined in Section 3.2(d)) or Governmental Authorization (as defined in Section 1.1) applicable to White Mountains, Sub 1, Services or Holdings or the properties or assets of White Mountains, Sub 1, Services or Holdings or result in the creation or imposition of any Lien upon any of the properties or assets owned or used by White Mountains, Sub 1, Services or Holdings, other than any such violation or other occurrence that, individually or in the aggregate, would not have a Material Adverse Effect or would not adversely affect the ability to transfer good title to the Holdings Shares to CLF free and clear of all Liens or the ability to cause Holdings to become the owner with good title of the FSA Shares free and clear of all Liens or result in the creation or imposition of any Lien on the Holdings Shares or FSA Shares or any property or assets owned or used by Holdings.

                  SECTION 3.6 FINANCIAL STATEMENTS, FINANCIAL REPORTS, SEC DOCUMENTS AND SAP STATEMENTS.

                  (a) Schedule 3.6 of the Disclosure Schedule contains the following financial statements (collectively, the "FINANCIAL STATEMENTS"): (i) an unaudited balance sheet of Holdings as at December 31, 1999, and the related statement of income, (ii) an unaudited balance sheet of Services as at December 31, 1999, and the related statement of income, and (iii) an unaudited consolidated balance sheet of White Mountains as at December 31, 1999, and the related statements of income and comprehensive income and statement of shareholders' equity.

                  (b) The Financial Statements present the financial condition and the results of operations, of each of Holdings, Services and White Mountains (and the changes in stockholders' equity and cash flow of White Mountains) as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with generally accepted U.S. accounting principles consistently applied, subject, in the case of unaudited financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material in amount or effect) and the absence of notes (that, if presented, would not differ materially from those included in audited financial statements). The Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.

                  (c) White Mountains's Annual Reports on Form 10-K for the fiscal years ended December 31, 1997 and 1998 and all other reports, registration statements, definitive proxy statements or information statements filed by White Mountains or any of its Subsidiaries subsequent to December 31, 1998 under the Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 (the "EXCHANGE ACT"), in the form filed (collectively, "SEC DOCUMENTS") with the Securities and Exchange Commission, as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents the financial position of White Mountains and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of White Mountains and its Subsidiaries for the periods to which they relate, in each case in accordance with generally accepted U.S. accounting principles consistently applied during the periods involved, except in each case as may be noted therein and subject to normal year-end audit adjustments.

                  (d) The Pre-Closing Balance Sheet shall, when delivered in accordance with the terms hereof, present the financial condition of Services as at its date, in accordance with generally accepted U.S. accounting principles consistently applied, subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material in amount or effect) and the absence of notes (that, if presented, would not differ materially from those included in audited financial statements).

                  SECTION 3.7 ABSENCE OF CERTAIN CHANGES AND EVENTS. Since December 31, 1999 to the date of this Agreement, there has not been any event or circumstance that, individually, or taken together with other facts, circumstances and events has had or is reasonably likely to have a Material Adverse Effect with respect to White Mountains and its Subsidiaries taken as a whole.

                  SECTION 3.8 ASSETS AND LIABILITIES.

                  (a) Except as set forth in Schedule 3.8(a), Holdings has no Liabilities. For purposes of this Agreement, the term "LIABILITY" shall mean any debt, liability, commitment or obligation of any kind, character or nature whatsoever, whether known or unknown, choate or inchoate, secured or unsecured, accrued, fixed, absolute, contingent or otherwise, and whether due or to become due.

                  (b) Except as set forth in Schedule 3.8(b) and except for Holdings' ownership of the Majority Services Shares, Holdings does not own any property or assets including any real property, leaseholds or other interest in land or any tangible or intangible personal property. At Closing, Holdings shall have no assets or Liabilities except for the FSA Shares.

                  SECTION 3.9  TAXES

                  (a) All material Tax Returns (as defined in paragraph (n) below) that are required to be filed on or before the Effective Date by or with respect to Holdings, have been or will be timely filed on or before the Effective Date, and all such Tax Returns are or will be true and complete in all material respects.

                  (b) All Taxes as (defined in paragraph (n) below) shown to be due on the Tax Returns referred to in paragraph (a) above have been or will be timely paid in full.

                  (c) Except as set forth in Schedule 3.9(c), the Tax Returns referred to in paragraph (a) above have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired.

                  (d) All material deficiencies asserted or assessments made as a result of such examinations have been paid in full.

                  (e) Except as set forth in Schedule 3.9(e), no issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in paragraph (a) above are currently pending.

                  (f) Except as set forth in Schedule 3.9(f), no waivers of statutes of limitation have been given by or requested with respect to any Taxes of Services or Holdings.

                  (g) Holdings will not be required, as a result of (A) a change in accounting method for a Tax period beginning on or before the Effective Date, to include any adjustment under Section 481(c) of the Code (as defined in paragraph (n) below) (or any similar provision of state, local or foreign law) in taxable income for any Tax period beginning on or after the Effective Date, or (B) any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax law), to include any item of income in or exclude any item of deduction from any Tax period beginning on or after the Effective Date.

                  (h) There are no material Liens on any of the assets of Holdings that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (i) Holdings has never been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return, other than, for purposes of filing consolidated U.S. Federal income tax returns, a group of which White Mountains was the common parent.

                  (j) No closing agreements, private letter rulings, technical advance memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to Holdings.

                  (k) None of White Mountains, Sub 1, any of White Mountains or Sub 1's affiliates, Holdings or any predecessor to Holdings has made with respect to any Seller, Holdings, or any predecessor of Holdings any consent under Section 341 of the Code.

                  (l) No Tax is required to be withheld pursuant to Section 1445 of the Code as a result of the transfer contemplated by this Agreement.

                  (m) As a result of CLF's purchase of the Holdings Shares, neither Holdings nor CLF will be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

                  (n) For the purposes of this Agreement, (i) "CODE" shall mean the Internal Revenue Code of 1986, as amended, (ii) "TAX RETURNS" shall mean all reports and returns required to be filed with respect to the Taxes and (iii) "TAXES" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

                  SECTION 3.10 EMPLOYEE BENEFITS; ERISA.

                  (a) Holdings does not maintain and has never maintained any benefit or compensation plans, contracts, policies, arrangements, or "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Except as set forth in Schedule 3.10(b), each of Services and Holdings has not incurred and does not expect to incur any liability under Subtitle IV of ERISA with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by an entity which is considered one employer with Services or Holdings under Section 4001 of ERISA or Section 414 of the Code.

                  SECTION 3.11 CONTRACTS. White Mountains has delivered or made available to CLF a true, complete and correct copy of each Contract to which Services or Holdings is bound.

                  SECTION 3.12 BUSINESS OF SERVICES AND RUNOFF. Except for the runoff of its previous business (the "RUNOFF BUSINESS"), Services has no business or operations and the Runoff Business is conducted in accordance with the Runoff Business Plan disclosed in Schedule 3.12 of the Disclosure Schedule.

                  SECTION 3.13 HOLDINGS ACTIVITIES. Except as set forth in
Schedule 3.13, Holdings has no business or operations, and has had no business or operations, and its activities are limited, and have always been limited, solely to its being a holding company engaged in holding and owning shares of subsidiaries and other public companies.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF CLF

                  Except as may be set forth on a schedule delivered by CLF to White Mountains prior to the execution hereof that sets forth ("CLF'S DISCLOSURE SCHEDULE"), among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in a provision hereof or an exception to one or more representations and warranties in Article IV or to one or more of the covenants in Article V (the disclosure of any such item in CLF's Disclosure Schedule shall be disclosure for the purposes of only that particular Section of this Agreement identified and not for any other Section). CLF hereby represents and warrants to the Sellers as follows:

                  SECTION 4.1 ORGANIZATION AND GOOD STANDING. CLF is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  SECTION 4.2 CORPORATE AUTHORITY. CLF has the full legal right, requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform fully, its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by CLF and constitutes a valid and binding agreement of CLF, enforceable against CLF in accordance with its terms.

                  SECTION 4.3  CONSENTS AND APPROVALS; NO VIOLATIONS.

                  (a) Except for the HSR Filing and except as set forth in
Schedule 4.3 of CLF's Disclosure Schedule, no material notices, reports or other filings are required to be made by CLF with, nor are any material consents, registrations, approvals, declarations, permits, expiration of any applicable waiting periods or authorizations required to be obtained by CLF from any Governmental Entity in connection with the execution or delivery of this Agreement by CLF, the performance by CLF of its obliga tions hereunder or the consummation by CLF of the transactions contemplated herein.

                  (b) Assuming the making of the HSR Filing and the making of the other filings and the receipt of the necessary clearances or approvals set forth in Schedule 4.3 of CLF's Disclosure Schedule, the execution and delivery of this Agreement by CLF does not, and the performance and consummation by CLF of any of the transactions contemplated herein will not, with respect to CLF, directly or indirectly (with or without the giving of notice or the lapse of time or both):

                  (i) violate (A) any provision of the certificate of incorporation or by-laws (or equivalent documents) of CLF or (B) any resolution adopted by the Board of Directors (or similar governing body) of CLF;

                  (ii) require CLF to obtain the consent, waiver, authorization or approval of, or give notice to, any Person under any Contract binding upon CLF; or

                  (iii) contravene, conflict with, or constitute or result in a breach or violation of, any material Law or material Order.

                  SECTION 4.4 SECURITIES ACT. CLF is acquiring the Holdings Shares for its own account and not with a view to their distribution within the meaning of the Securities Act in any manner that would be in violation of the Securities Act.

                                    ARTICLE V

                                    COVENANTS

                   SECTION 5.1 LLC TRANSACTIONS.

                  (a) Each Seller shall cause, and each jointly and severally covenants and agrees to cause, the outright sale, conveyance, transfer and assignment of all of the assets and Liabilities of Holdings (except for the FSA Shares) prior to the Closing.

                  (b) Each Seller shall cause, and each jointly and severally covenants and agrees to cause, the LLC Transactions to be fully consummated prior to the Closing and shall cause Holdings to limit its activities from the date hereof until the Closing solely to the holding and ownership of shares which holding and ownership shall, as a result of the LLC Transactions, be limited to the FSA Shares. Each Seller shall ensure that at the time of the LLC Transactions and the Closing, Services is adequately capitalized in light of its obligations and that it has equity capital of not less than $15,000,000 and that it has the capacity to pay its debts as they become due.

                  SECTION 5.2 NO SALE. Each Seller agrees that it will not, and White Mountains agrees that it will cause each of Sub 1, Services and Holdings not to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Services Shares, the Sub 1 Shares, the Holdings Shares, the Majority Services Shares or the FSA Shares (except for this Agreement or pursuant to the LLC Transactions).

                  SECTION 5.3 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, the Parties agree to use their reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit the sale and purchase of the Holdings Shares as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other Parties hereto to that end.

                  SECTION 5.4 PRESS RELEASES. White Mountains and CLF agree that they will not (and White Mountains agrees that it will cause its Subsidiaries not to), without the prior approval of the other, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable Law or NYSE rules.

                  SECTION 5.5  ACCESS; INFORMATION; CONFIDENTIALITY.

                  (a) White Mountains agrees that upon reasonable notice and subject to applicable Laws relating to the exchange of information, it shall afford CLF and its officers, employees, counsel, accountants and other authorized Representatives, reasonable access during normal business hours throughout the period prior to the Effective Date to White Mountains', Services' and Holdings' books, records (including, without limitation, tax returns and work papers of independent auditors), properties, personnel and to such other information as CLF may reasonably request and, during such period, White Mountains shall furnish promptly to CLF such other information concerning its business as CLF may reasonably request.

                  (b) Each Party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section
5.5 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of Law, each Party will keep confidential, and will cause its Representatives to keep confidential, all information and documents obtained pursuant to this Section 5.5 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) unless such information (i) was already known to such Party, (ii) becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation, (iii) is disclosed with the prior written approval of the Party to which such information pertains, (iv) is or becomes readily ascertainable from published information or trade sources or (v) must, in the opinion of such Party, upon written advice of counsel, be disclosed in order to avoid violating any applicable Law. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each Party shall promptly cause all copies of documents or extracts thereof containing information and data as to another Party hereto to be returned to the Party which furnished the same or to be destroyed. No investigation by either Party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either Party's obligation to consummate the transactions contemplated by this Agreement.

                  SECTION 5.6 TAX MATTERS.

                  (a) ADJUSTMENT TO PURCHASE PRICE. Any payment by the Sellers under Section 8.1(d) will be an adjustment to the Purchase Price.

                  (b) TAX RETURNS. CLF shall file or cause to be filed when due all Tax Returns that are required to be filed by or with respect to Holdings and that are due to be filed after the Effective Date and shall remit any Taxes due in respect of such Tax Returns. The Sellers shall pay CLF the Taxes for which the Sellers are liable pursuant to Section 8.1(d) but which are payable with Tax Returns to be filed by CLF pursuant to the previous sentence within 10 days prior to the due date for the filing of such Tax Returns.

                  (c) TERMINATION OF TAX ALLOCATION AGREEMENTS. Any tax allocation or sharing agreement or arrangement, whether or not written, that may have been entered into by any Seller or any affiliate of any Seller and Holdings shall be terminated as to Holdings as of the Effective Date, and no payments which are owed by or to Holdings pursuant thereto shall be made thereunder.

                  (d) TRANSFER TAXES. The Sellers shall be liable for all transfer taxes arising from the sale of the Holdings Shares.

                  (e) SERVICES REORGANIZATION OR CONTRIBUTION. Sellers shall ensure that Services is not re-organized as a corporation and is not otherwise treated as an association taxable as a corporation for U.S. Federal tax purposes, and that it shall not contribute substantially all of its assets to any corporation or association taxable as a corporation for U.S. Federal tax purposes.

                  (f) FIRPTA CERTIFICATE. The Sellers shall deliver at Closing a FIRPTA Certificate as required by Section 1445 of the Code in form and substance reasonably satisfactory to CLF.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

                  SECTION 6.1 CONDITIONS TO OBLIGATIONS OF CLF. The obligations of CLF to consummate the sale and purchase of the Holdings Shares and to take the other actions to be taken by CLF at the Closing is subject to the satisfaction, at or prior to the Closing (except for Section 6.1(c) which shall have to be satisfied at all times up to and including the Effective Date), of each of the following conditions (any of which may be waived in whole or in part by CLF):

                  (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of each of White Mountains and Sub 1 set forth in this Agreement shall be true and correct in all material respects (except for Sections 3.1(a), 3.2, 3.3, 3.4, 3.5, 3.7 and 3.13 as to which in all material respects shall not apply) as of the date of this Agreement. The representations and warranties of each of White Mountains and Sub 1 set forth in Sections 3.1(a), 3.2, 3.3, 3.4, 3.5, and 3.13 of this Agreement shall be true and correct as of the Effective Date.

                  (b) COVENANTS. All of the covenants, agreements, undertakings and obligations that each of White Mountains and Sub 1 is required to perform or to comply with pursuant to this Agreement at or prior to the Closing, and each of these covenants, agreements, undertakings and obligations, shall have been duly performed and complied with in all material respects.

                  (c) NO MATERIAL IMPAIRMENT. Since December 31, 1999, there shall not have occurred any event or circumstance (other than any event or circumstance that has resulted in an increase in the liabilities of Services from December 31, 1999 to the date of the Pre-Closing Balance Sheet) that, individually, or taken together with other facts, circumstances and events, has resulted in, or would be reasonably likely to result in, (i) White Mountains' credit rating (x) by Standard & Poor's Ratings Service ("S&P") falling below the lowest investment grade rating awarded by S&P (which at the date hereof is BBB-) or (y) by Moody's Investors Service ("MOODY'S") falling below the lowest investment grade rating awarded by Moody's (which at the time hereof is Baa3), or (ii) a decrease in White Mountains consolidated stockholders' equity, determined in accordance with U.S. generally accepted accounting principles, to less than $500,000,000 (the calculation of which shall include the gain on a sale of the FSA Shares at the per share Merger Consideration less applicable taxes as computed under U.S. generally accepted accounting principles per share (each such event or circumstance a "DOWNGRADE CONDITION")).

                  (d) OFFICER'S CERTIFICATES. Each of White Mountains and Sub 1 shall have delivered to CLF a certificate, dated as of the Effective Date and signed by a senior executive officer or officers of White Mountains (in the case of the officer's certificate to be delivered by White Mountains) or Sub 1 (in the case of the officer's certificate to be delivered by Sub 1), representing that the conditions referred to in Sections 6.1(a), 6.1(b) 6.1(c) and 6.1(i) as it relates to the LLC Transactions have been satisfied.

                  (e) SECRETARY'S CERTIFICATE. CLF shall have received copies of the resolutions of the Board of Directors (or other similar governing body) of each of White Mountains, Sub 1, and Holdings, authorizing the execution, delivery and performance of this Agreement and certificates of the secretaries or assistant secretaries of such corporations dated as of the Effective Date, to the effect that such resolutions were duly adopted and are in full force and effect, together with copies of the articles or certificate of incorporation and by-laws (or equivalent documents) of each such corporation certified by such officers, and certifying the status, authority and signature of each of their respective officers who executed and delivered this Agreement.

                  (f) NO PROHIBITION. No applicable Law or Order preventing or impairing the purchase and sale of the Holding Shares by Sub 1 to CLF on the terms and conditions of this Agreement or preventing or impairing in a material way the performance by White Mountains or Sub 1 of their obligations hereunder shall be in effect.

                  (g) RECEIPT OF SHARES. CLF shall have received from Sub 1 a certificate or certificates evidencing all of the then issued and outstanding Holdings Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form of transfer, with all signatures guaranteed and with any requisite stock transfer tax stamps properly affixed thereto. CLF shall have received from Sub 1 certificates or certificates evidencing the FSA Shares registered in the name of Holdings. There shall not have been made or threatened by any Person any claim having a material likelihood of success asserting that such Person (i) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, Holdings, or (ii) is entitled to all or any portion of the Purchase Price payable for the Holdings Shares.

                  (h) HSR ACT. The waiting period required by the HSR Act, and any extensions thereof obtained by request or other action by the FTC and/or the Antitrust Division, shall have expired or been terminated by the FTC and the Antitrust Division.

                  (i) LLC TRANSACTIONS, REPURCHASE SHARES AND PRE-CLOSING BALANCE SHEET. The LLC Transactions shall have been consummated and White Mountains shall have delivered and transferred the Repurchase Shares to CLF by delivery and transfer of a certificate or certificates evidencing the same registered in the name of CLF and shall have delivered to CLF the Pre-Closing Balance Sheet.

                  SECTION 6.2 CONDITIONS TO OBLIGATIONS OF SELLERS. The obligations of each Seller to consummate the sale and purchase of the Holdings Shares and to take the other actions to be taken by each Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived in whole or in part by White Mountains):

                  (a) NO PROHIBITION. No applicable Law or Order preventing the sale of the Holdings Shares by the Sellers to CLF shall be in effect.

                  (b) RECEIPT OF PURCHASE PRICE. White Mountains shall have received from CLF the payments required to be made on the Effective Date pursuant to Section 2.3 hereof.

                  (c) HSR ACT. The waiting period required by the HSR Act, and any extensions thereof obtained by request or other action by the FTC and/or the Antitrust Division, shall have expired or been terminated by the FTC and the Antitrust Division.

                  SECTION 6.3 CONDITIONS TO OBLIGATIONS OF SELLERS AND CLF. The obligations of CLF and each Seller to consummate the sale and purchase of the Holdings Shares and to take the other action to be taken by them at Closing is subject to all conditions to the consummation of Merger set forth in the Merger Agreement (excluding the conditions set forth in Section 7.02(c) and Section 7.03(f) thereof) having been satisfied or waived, it being understood that the Merger shall become effective immediately after the Closing.

                                   ARTICLE VII

                                   TERMINATION

                  SECTION 7.1 TERMINATION. With the exception of the Excepted Provisions (as defined below), which shall survive the termination of this Agreement, this Agreement shall terminate simultaneously with the termination of the Merger Agreement and the abandonment of the Merger; provided that termination of this Agreement will not relieve a breaching party from liability for any willful breach of this Agreement.

"EXCEPTED PROVISIONS" means Article V, Article VII, Article VIII , and Article IX of this Agreement.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  SECTION 8.1 INDEMNIFICATION AND REIMBURSEMENT BY SELLERS. Each Seller, jointly and severally, shall indemnify and hold harmless CLF and its affiliates, Holdings, and their respective successors, permitted assigns, stockholders, controlling persons, Related Persons and Representatives (each, a "CLF INDEMNIFIED PARTY") from and against, and shall reimburse the CLF Indemnified Parties for, any and all losses, liabilities, claims, damages, advances to be made, repurchase obligations and expenses (including costs of investigation and defense and attorneys' and accountants' fees and all costs of any in-house personnel and resources) of any kind or nature whatsoever, whether or not involving a third-party claim (all of the foregoing, collectively, "DAMAGES"), as incurred, arising out of, due to or directly or indirectly in connection with:

                  (a) any (i) breach of or inaccuracy in any representation made by a Seller in this Agreement, including the Disclosure Schedule, or any other certificate or document delivered in connection with this Agreement, or (ii) breach or violation of or failure to perform any covenant, agreement, undertaking or obli gation of White Mountains or Sub 1, whether or not in relation to Holdings or Services, set forth in this Agreement or any other certificate or document delivered in connection with this Agreement;

                  (b) any sale or disposition of any assets, shares or business prior to the Effective Time by, or on behalf of, White Mountains, Sub 1, Services, Holdings or any of their respective Related Persons and any obligations of Services or Holdings or any of their respective Related Persons to indemnify or hold harmless, or make any advances or repurchases in respect of any obligation (in the case of Holdings, prior to the Effective Time) owed to, any Person, including in connection with the Asset Purchase Agreement, dated as of March 23, 1999, by and among Source One Mortgage Services Corporation, as Seller, Fund American Enterprises Holdings, Inc., as Parent, and Citicorp Mortgage, Inc. as Purchaser;

                  (c) any conduct, activity, business, acts, omissions, liabilities or obligations of White Mountains, Sub 1, Services or Holdings occurring or incurred prior to the Effective Time, including the LLC Transactions, or any Damages sought (directly or indirectly) from Services or Holdings by any Person in connection therewith (whether based on any agency, express or implied partnership or joint venture, respondent superior, vicarious liability, piercing the corporate veil, conspiracy or other legal theory whereby liability is asserted on one Person for or on account of the actions or omissions of any other Person) whether or not known by CLF or disclosed to CLF prior to the Closing (other than Damages relating to Taxes, which are dealt with in paragraph (d) below); and

                  (d) any Taxes (including any obligation to contribute to the payment of a Tax determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included Holdings) (i) imposed on any Seller for any taxable year or (ii) imposed on Holdings or Services or for which Holdings or Services may otherwise be liable for any Pre-Closing Tax Period or in respect of events arising on or before the Effective Date.

                   It is understood and agreed that the foregoing indemnity does not relate to changes in value of the FSA Shares.

                  SECTION 8.2 NO EXPIRATION OF INDEMNIFICATION. The rights of any CLF Indemnified Party pursuant to Article VIII hereof shall survive the execution and delivery of this Agreement and the Closing indefinitely as shall all the representations and warranties and the covenants, undertakings or obligations set forth in this Agreement. The provisions of this Article VIII are
(a) intended to be for the benefit of, and will be enforceable by, each CLF Indemnified Party, and (b) are not in addition to or substitution for any other right to indemnification or contribution that any such Person may have by contract or otherwise.

                  SECTION 8.3 COMPUTATION OF LOSSES SUBJECT TO INDEMNIFICATION. Damages for which a CLF Indemnified Party would be entitled to indemnification hereunder shall be quantified on an after-tax basis grossed-up for any withholding taxes deducted from the indemnity payment and for any taxes incurred by the CLF Indemnified Party on the indemnity payment.

                  SECTION 8.4  NOTICE AND PAYMENT OF CLAIMS.

                  (a) NOTICE. A CLF Indemnified Party shall notify White Mountains in writing as soon as practicable, but not later than twenty (20) days, after acquiring actual knowledge of, and shall provide to White Mountains as soon as practicable thereafter reasonable information and documentation necessary to support and verify, any Damages that the CLF Indemnified Party shall have determined to have given, or is reasonably likely to give rise to, a claim for indemnification hereunder (including by virtue of any Third Party Claim (as defined in Section 8.5)). Notwithstanding the foregoing, the failure to so notify White Mountains shall not relieve White Mountains or Sub 1 of any liability that it may have to any CLF Indemnified Party, except to the extent that White Mountains demonstrates that it is materially prejudiced by the CLF Indemnified Party's failure to give such notice (unless White Mountains or any of its Subsidiaries knew of such liability).

                  (b) PAYMENT. Upon receipt of the notice referred to in Section 8.4(a), White Mountains (without prejudice to each Seller's joint and several liability hereunder) shall promptly pay any Damages as shall have been claimed by the CLF Indemnified Party in immediately available funds in U.S. dollars.

                  (c) INTEREST. Any amounts not paid when due pursuant to this
Article VIII shall bear interest from the date thereof until the date paid at a rate equal to 5% above the "prime rate" as published in The Wall Street Journal.

                  SECTION 8.5  PROCEDURE FOR CONDUCT OF THIRD PARTY CLAIMS.

                  (a) Upon receipt by a CLF Indemnified Party of notice of the commencement of any Action by a third party (a "THIRD PARTY CLAIM") against it, such CLF Indemnified Party shall, if a claim is to be made under this Article VIII, give notice to White Mountains in writing of the commencement of such Third Party Claim as soon as practicable, but in no event later than twenty (20) days after the CLF Indemnified Party shall have been served; PROVIDED that the failure to so notify White Mountains shall not relieve White Mountains of any liability that it or Sub 1 may have to any CLF Indemnified Party, except to the extent that White Mountains demonstrates that the defense of such Third Party Claim is materially prejudiced by the CLF Indemnified Party's failure to give such notice (unless White Mountains or any of its Subsidiaries knew of such Third Party Claim). Thereafter, the CLF Indemnified Party shall deliver to White Mountains, promptly following the CLF Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the CLF Indemnified Party relating to the Third Party Claim.

                  (b) If a Third Party Claim is brought against a CLF Indemnified Party and the CLF Indemnified Party gives notice to White Mountains of the commencement of such Third Party Claim in accordance with paragraph (a) above, White Mountains shall promptly and in a timely manner and at its sole expense, assume all aspects of the defense of such Third Party Claim (on behalf of itself or the relevant Person) with counsel selected by White Mountains that is reasonably satisfactory to the CLF Indemnified Party. White Mountains shall not be liable to the CLF Indemnified Party for any legal expenses incurred by the CLF Indemnified Party in connection with the defense of a Third Party Claim subsequent to White Mountains's assumption of the defense thereof. The CLF Indemnified Party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by White Mountains), at its own expense, separate from the counsel employed by White Mountains, it being understood that White

Mountains shall control such defense. No CLF Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any such Third Party Claim without White Mountains's prior written consent. No compromise, discharge or settlement of, or admission of liability in connection with, such claims may be effected by White Mountains (or the relevant Person) without the CLF Indemnified Party's written consent in its sole discretion unless (A) there is no finding or admission of any violation of Law or any violation of the rights of any Person and no effect on any other claims that may be made against the CLF Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by White Mountains. The CLF Indemnified Party shall cooperate (at White Mountains's sole expense) in all reasonable respects with White Mountains in connection with such defense.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.1 WAIVER; AMENDMENT. Prior to the Closing, any provision of this Agreement may be (a) waived by the Party benefitted by the provision or (b) amended or modified at any time, by an agreement in writing between the Parties hereto executed in the same manner as this Agreement.

                  SECTION 9.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

                  SECTION 9.3 GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                  SECTION 9.4 WAIVER OF JURY TRIAL. Each Party hereto acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement, or the transactions contemplated by this Agreement. Each Party certifies and acknowledges that (a) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each Party understands and has considered the implications of this waiver, (c) each Party makes this waiver voluntarily, and (d) each Party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 9.4.

                  SECTION 9.5 NOTICES. All notices, requests and other communications hereunder to a Party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to such Party at its address set forth below or such other address as such Party may specify by notice to the parties hereto.

If to White Mountains or Sub 1, to:

         [                          ]

With a copy (which shall not constitute notice) to:

         [                           ]

With a copy (which shall not constitute notice) to:

         [                           ]


If to CLF, to:

         [                             ]

With a copy to:

         [                              ]

With a copy (which shall not constitute notice) to:

         [                              ]

                  SECTION 9.6 ENTIRE UNDERSTANDING; NO THIRD PARTY BENEFICIARIES. This Agreement represents the entire understanding of the Parties hereto with reference to the transactions contemplated hereby and this Agreement supersedes any and all other oral or written agreements heretofore made. Except as set forth in Article VIII, nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement. All CLF Indemnified Parties are express third party beneficiaries of Article VIII and are entitled to directly enforce the provisions thereof.

                  SECTION 9.7 EXPENSES. Except as otherwise expressly provided herein, whether or not the transactions contemplated herein are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated herein shall be paid by the Party incurring such expense. Without limiting the generality of the foregoing, each Party shall pay all legal, accounting and investment banking fees, and other fees to consultants and advisors incurred by it, relating to this Agreement and the transactions contemplated herein. White Mountains shall cause Holdings not to incur any out-of-pocket expenses in connection with this Agreement. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party. White Mountains shall be liable for, and shall pay prior to Closing, all transfer taxes arising from the sale of the Holdings Shares and the Repurchase Shares or other Repurchase Securities.

                  SECTION 9.8 SPECIFIC PERFORMANCE. Each Seller agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CLF shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any Seller to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity and each Seller waives the posting of any bond or security in connection with any proceeding related thereto.

                  SECTION 9.9 PURPOSE. It is the intention of White Mountains and Sub 1, jointly and severally, to convey Holdings without any liabilities and obligations, whether fixed or contingent. To the extent that Holdings is conveyed with any such liabilities or obligations, White Mountains and Sub 1 shall, in addition to being responsible and liable for all such liabilities and obligations in accordance with Article VIII, also be responsible for any and all acts required with respect to such liabilities and obligations and shall discharge such liabilities and obligations as if they were their own with a view towards minimizing the acts required on the part of CLF and its affiliates. This Agreement shall at all times be interpreted in a manner consistent with, and in direct furtherance of this purpose.

                  SECTION 9.10 INTERPRETATION; EFFECT. When a reference is made in this Agreement to Sections, or Schedules, such reference shall be to a Section of, or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  SECTION 9.11 CERTAIN EVENTS. Prior to entering into any agreement or arrangement with respect to, or effecting, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or if any significant recapitalization or reclassification of its outstanding securities as a result of which either White Mountains or a person that becomes the successor to White Mountains' obligations hereunder suffers, or is reasonably likely to suffer, a Downgrade Condition, White Mountains shall notify CLF in writing thereof (if not previously so notified) and, if requested by CLF, shall arrange in connection therewith alternative means of providing for the obligations of White Mountains set forth in this Agreement, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and upon terms and conditions reasonably satisfactory to CLF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers duly authorized as of the date first written above.

                                            WHITE MOUNTAINS INSURANCE
                                            GROUP, LTD.

                                            By:________________________
                                               Name:
                                               Title:

                                            WHITE MOUNTAINS HOLDINGS
                                            (BARBADOS) SRL

                                            By:________________________
                                               Name:
                                               Title:

                                            DEXIA CREDIT LOCAL DE FRANCE S.A.

                                            By:________________________
                                               Name:
                                               Title:

                                TABLE OF CONTENTS

                                                                                                      PAGE

                                    ARTICLE I

                               CERTAIN DEFINITIONS

SECTION 1.1   Certain Definitions........................................................................1
SECTION 1.2   Merger Agreement Definitions...............................................................4


                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

SECTION 2.1  Sale and Purchase of Holdings Shares........................................................5
SECTION 2.2  Purchase Price..............................................................................5
SECTION 2.3  Payment of Purchase Price, Holdback Amount and Repurchase Shares............................5
SECTION 2.4  Closing.....................................................................................8
SECTION 2.5  Substitute Buyer............................................................................9


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                   OF SELLERS

SECTION 3.1  Organization and Good Standing..............................................................9
SECTION 3.2  Capitalization and Ownership of Shares.....................................................10
SECTION 3.3  Authority..................................................................................11
SECTION 3.4  Consents and Approvals ....................................................................11
SECTION 3.5  No Violations..............................................................................12
SECTION 3.6  Financial Statements, Financial Reports, SEC Documents and SAP
                           Statements...................................................................12
SECTION 3.7  Absence of Certain Changes and Events......................................................14
SECTION 3.8  Assets and Liabilities ....................................................................14
SECTION 3.9  Taxes......................................................................................14
SECTION 3.10 Employee Benefits; ERISA...................................................................16
SECTION 3.11 Contracts..................................................................................16
SECTION 3.12 Business of Services and Runoff............................................................16
SECTION 3.13 Holdings Activities........................................................................16


                                                                                                      PAGE
                                                                                                      ----

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF CLF

SECTION 4.1  Organization and Good Standing.............................................................17
SECTION 4.2  Corporate Authority........................................................................17
SECTION 4.3  Consents and Approvals; No Violations......................................................17
SECTION 4.4  Securities Act.............................................................................18




                                    ARTICLE V

                                    COVENANTS

SECTION 5.1   LLC Transactions..........................................................................18
SECTION 5.2   No Sale...................................................................................18
SECTION 5.3   Reasonable Best Efforts...................................................................19
SECTION 5.4   Press Releases............................................................................19
SECTION 5.5   Access; Information; Confidentiality......................................................19
SECTION 5.6   Tax Matters...............................................................................20



                                   ARTICLE VI

                              CONDITIONS TO CLOSING

SECTION 6.1  Conditions to Obligations of CLF...........................................................21
SECTION 6.2  Conditions to Obligations of Sellers.......................................................23
SECTION 6.3  Conditions to Obligations of Sellers and CLF...............................................23



                                   ARTICLE VII

                                   TERMINATION

SECTION 7.1  Termination................................................................................23



                                  ARTICLE VIII

                                 INDEMNIFICATION

SECTION 8.1  Indemnification and Reimbursement by Sellers...............................................24
SECTION 8.2  No Expiration of Indemnification.  The right...............................................25
SECTION 8.3  Computation of Losses Subject to Indemnification...........................................25




SECTION 8.4  Notice and Payment of Claims...............................................................25
SECTION 8.5  Procedure for Conduct of Third Party Claims................................................26




                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1  Waiver; Amendment..........................................................................27
SECTION 9.2  Counterparts...............................................................................27
SECTION 9.3  Governing Law..............................................................................27
SECTION 9.4  Waiver of Jury Trial.......................................................................27
SECTION 9.5  Notices....................................................................................27
SECTION 9.6  Entire Understanding; No Third Party Beneficiaries.........................................29
SECTION 9.7  Expenses...................................................................................30
SECTION 9.8  Specific Performance.......................................................................30
SECTION 9.9  Purpose....................................................................................30
SECTION 9.10 Interpretation; Effect.....................................................................30
SECTION 9.11 Certain Events.............................................................................31
